FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                 OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                Investment Company Act file number: 811-3627


                        Greenspring Fund, Incorporated
              (Exact Name of Registrant as Specified in Charter)

                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
              (Address of Principal Executive Offices)(Zip Code)

    Registrant's Telephone Number, including Area Code: (410)823-5353

                       Mr. Charles vK. Carlson, President
                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
                     (Name and address of Agent for Service)

                   Date of fiscal year end: December 31, 2004

                  Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form
N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.



Item 1.  Reports to Stockholders.

The Greenspring Fund's Annual Report as transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) is as follows:






















                               GREENSPRING

                                  FUND



                                 (LOGO)



                             ANNUAL REPORT

                           DECEMBER 31, 2004

              This report is authorized for distribution
               only to shareholders who have received a
                copy of the official Prospectus of the
                     Greenspring Fund, Incorporated.
































                    Greenspring Fund, Incorporated


                                    January 2005

Dear Fellow Shareholders:

We are pleased to report that for 2004 the Greenspring Fund had positive performance of 8.7%, including the reinvestment of all dividends and distributions. This gain was achieved in a steady, positive manner through the year with less volatility than the major stock market averages. This consistency is illustrated by the monthly performance of the Greenspring Fund, when compared with various well-known indices.
The Greenspring Fund rose in ten out of the twelve months of 2004, as compared with the Dow Jones Industrial Average, which rose in only six of the months, the Standard & Poor's 500 Index (S&P 500), which rose in nine of the twelve months, and the NASDAQ Composite, which gained in just seven months of the year. The pursuit of steady, consistent gains that are less dependent upon strong stock or bond markets has always been one of the main tenets of Greenspring Fund's investment philosophy.

Thanks to a surprisingly strong post-election rally in the fourth quarter, most of the major stock market averages had positive performances for 2004, posting back-to-back yearly gains for the first time since 1999. For the year, the Dow Jones Industrial Average rose a little over 5%, the S&P 500 gained more than 10%, and the NASDAQ increased over 8%. The stock market faced many obstacles during the year, including the anxieties created by the war in Iraq, continuing fears of terrorism, the ebbs and flows in the Presidential campaign, rising short-term interest rates, and a sharp decline in the value of the dollar relative to foreign currencies. Surprisingly, the stock market took most of these events in stride with the major averages experiencing less price volatility than that seen over the last few years.

The Greenspring Fund is designed for long-term investors; therefore, it is important to examine our longer-term performance record also. The Greenspring Fund's three-year, five-year, ten-year, and since inception (July 1, 1983) average annual returns for the periods ended December 31, 2004 are 10.3%, 11.3%, 10.3%, and 11.4%, respectively. All figures assume the reinvestment of all dividends and distributions. The achievement of steady, consistent gains over the long term, throughout market cycles that may include significant volatility, has always been, and continues to be, the prime objective of the Greenspring Fund. Of course, past performance does not guarantee future results.

During 2004, the equities in the Greenspring Fund performed far stronger than did the fixed income securities, although the performance of individual securities was not as consistently positive in the stock portion of the Fund. However, the vast majority of the equities owned by the Fund had gains during the year, while every convertible bond held in the Fund had positive total return performance during 2004.
                                       1










Our investment in Energen Corporation had the largest individual impact on the Greenspring Fund's performance. Energen owns a natural gas utility, Alabama Gas Corporation, that distributes gas throughout northern and central Alabama, but it also has a growing portfolio of domestic oil and natural gas properties. With the increase in the price of both commodities during the year, Energen's oil and gas operations produced a significant amount of earnings and cash flow for the Company. The Fund purchased Energen shares in May of 2004 in the $40-$41 range; Energen's stock ended the year at a price of almost $59 per share and also paid us a dividend along the way.

The security with the second largest impact on the Fund's performance during the year was the common stock of Michael Baker Corporation. The Fund purchased the majority of its shares of Michael Baker in 2000, with incremental additions to our position in 2001, 2003, and 2004. The common stock increased from $10.35 per share at the beginning of 2004 to a price of $20.44 at the end of the year. These gains were spurred by greater recognition in the investment community resulting from reported earnings that were better than expected, sharp improvements in the Company's balance sheet, and a growing backlog of orders.

The common stock of Suncor Energy, a Canadian energy company that mines and produces oil from the oil sands in Northern Alberta, as well as natural gas in Western Canada, had the third largest impact on the Fund's performance. After purchasing our shares in early June of 2004 around the $24 level, Suncor's stock rose to almost $34 per share by the end of the year. The sharp increase in the price of oil and natural gas greatly aided Suncor. The Company was able to use the greater-than-anticipated cash flow to finance the construction of new facilities to increase oil production from its vast reserves of oil sands. Instead of leveraging the Company's balance sheet to pay for these investments, Suncor was able to keep its finances in excellent shape by using its current cash flow to pay for much of these expenditures.

One of the reasons for the consistent progression of our gains throughout the year is our emphasis on total return investing. The Greenspring Fund has historically devoted a significant portion of its portfolio to special situation bonds that emphasize a total return approach. Over the last several years, we have uncovered many attractive total return opportunities in convertible bonds, principally "busted" convertible bonds, i.e. convertible bonds whose attractiveness is derived more from its qualities as a fixed income investment than from the ability of the holder to convert the bond into stock.

In addition to attractive current yields, these convertible bonds have offered the opportunity for capital gains. Capital gains can be realized when bonds are called for redemption, typically at a premium to par. Additionally, upward price pressure in convertible bonds can occur when the price of the underlying stock increases, or when the investment community's perception of the issuing company's financial strength improves, and/or when the issuing company repurchases bonds in the open market. This capital appreciation, when
                                       2









combined with the receipt of interest payments, has allowed the fixed income portion of the Greenspring Fund to generate returns in some years that have been close to that realized by equities, with the returns having been attained with far less volatility and risk. Such increase in principal value is the reason that the returns achieved in our fixed income investments during 2004 were superior to the yield-to-maturity present in the investments at the beginning of the year. These incremental gains are especially valuable in the current low interest rate environment.

Within the fixed income securities portion of the Greenspring Fund, our investment in the convertible bonds of Curagen Corporation had the largest impact on performance. The bond rose in price from just over 88% of par to almost 100% of par during the year, and we also collected an attractive current yield of more than 6.5% based upon the price at the beginning of the year. During the year, Curagen repurchased $20 million out of $150 million bonds originally issued, sending a message of confidence to the investment community, as well as putting upward price pressure on the bonds. Additionally, the Company raised an additional $110 million in a separate convertible bond issue, thus significantly improving the perception in the investment community of its ability to retire the 6% converts at their maturity in early 2007. We believe that it is likely that Curagen will call these 6% bonds for redemption, at a premium, sometime in 2005.

The duration, or expected holding period, of our fixed income investments remains quite short (approximately two years). We have specifically designed a relatively short duration for our bond investments to shield the Greenspring Fund from the negative impact on longer-term bond prices that would result from rising interest rates. In the current low interest rate environment, we believe that careful, thorough credit analysis should continue to be done. It is important to avoid the temptation to loosen standards and "stretch" for higher yields by investing in bonds of companies with less-than-stellar finances. We will remain disciplined, focusing on bonds of those companies that have solid balance sheets, with a combination of current cash holdings and/or anticipated future cash flow that we believe is adequate to easily retire its debt at maturity.

Looking at the stock market, we remain somewhat cautious in our outlook for 2005. It seems that quite a bit of good news has already been priced into current valuations, or at least, valuations seem to assume that many of today's looming problems will be resolved benignly. While the situation in Iraq and concerns about terrorism seem to be producing less anxiety domestically, the problems are far from resolved. Additionally, the economy is still adjusting to rising short-term interest rates, persistent weakness in the dollar, and expanding trade and budget deficits. Recently, investors have ignored these economic concerns and have purchased stocks enthusiastically. However, the general stock market has again risen to lofty valuations and may be susceptible to a sharp fall if triggered by an unexpected negative development.

While we are somewhat frustrated that more stocks are not available at what we consider satisfactory valuations, we remain patient and will wait for acceptable entry points provided by market fluctuations. We have targeted
                                       3









several promising stocks with attractive prospects, but we are waiting to purchase them at prices that are more favorable. In the meantime, our convertible bond investments continue to generate above-average short-term returns. These bonds are easily traded, and will be sold to raise cash for the purchase of promising equities or other bonds as they become available at better prices. We believe that careful stock and bond selection will be particularly important in 2005.

All of us at the Greenspring Fund wish you a healthy and prosperous New Year, and we look forward to reporting on our progress during 2005. Complete 2004 distribution information, performance charts, top ten holdings and other data may be found on our web site at www.greenspringfund.com. As always, we invite our shareholders to contact us with questions or comments relating to the Fund.

                                    Respectfully,

                                    /s/Charles vK. Carlson

                                    Charles vK. Carlson
                                    President

                        Security Diversification*

                               (Pie Chart)

                        Common Stock         45%
                        Preferred Stock       1%
                        Bonds                49%
                        Cash                  4%
                        Other                 1%


                       Equity and Bond Industries*

                                 (Table)

             Semiconductor Equipment                  8.9%
             Financial Services                       7.7%
             Telecommunications                       6.8%
             Software                                 6.4%
             Construction Services                    6.3%
             Semiconductors                           6.2%
             Insurance                                5.9%
             Biotechnology                            5.2%
             Transportation                           4.4%
             Solid Waste Services                     4.1%
             Oil and Gas Exploration/Production       3.4%
             Insurance - Brokerage                    3.4%
             Manufacturing                            3.3%
             Business and Professional Services       2.6%
             Diversified Natural Gas                  2.4%
             Engineering Services                     2.3%
             Utilites - Electric                      2.0%
             Communication Equipment                  1.9%
             Healthcare                               1.8%
             Banks - Regional                         1.7%
             Real Estate                              1.5%
             Multi-Industry                           1.4%
             Computer Storage Devices                 1.3%
             Oil and Gas Services                     1.0%
             Savings Institutions                     1.0%
             Utilities - Natural Gas                  0.7%
             Pharmaceuticals                          0.7%
             Registered Investment Company            0.5%
             Electrical Equipment                     0.5%
                                                     -----
             Total                                   95.3%

*as a percentage of net assets as of December 31, 2004.

                            Expense Example
                              (Unaudited)

As a shareholder of the Fund, you incur two types of costs:
(1) redemptions fees if you redeem within 60 days of purchase; and
(2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested for the six month period ending December 31, 2004.


                            Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Six Months Ending 12/31/04" to estimate the expenses you paid on your account during this period.


               Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                             Expense Table
                              (Unaudited)

                                                                 Expenses
                                                               Paid During
                           Beginning            Ending      Six Month Period
                         Account Value       Account Value        Ending
                            7/1/04             12/31/04          12/31/04*
                            ------             --------          --------

Actual                     $1,000.00           $1,058.30          $5.48
Hypothetical
(5% return before expenses)$1,000.00           $1,019.81          $5.38

*Expenses are equal to the Fund's annualized expense ratio of 1.06%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 (to reflect the one-half year period).

             Growth of a $10,000 Investment in the Greenspring Fund
                            Over the Last Ten Years
                                   (Line Chart)

                                              Morningstar      Morningstar
                Greenspring    Russell          Moderate        High Yield
                   Fund         3000          Allocation           Bond
                  -----        ------         ----------          ------

12/94           $10,000        $10,000         $10,000           $10,000
12/95            11,879         13,680          12,573            11,667
12/96            14,570         16,665          14,347            13,257
12/97            18,059         21,961          17,128            14,959
12/98            15,175         27,263          19,397            14,936
12/99            15,576         32,960          21,428            15,658
12/00            18,012         30,502          21,794            14,426
12/01            19,854         27,006          20,783            14,674
12/02            18,665         21,189          18,407            14,397
12/03            24,515         27,770          22,100            17,862
12/04            26,645         31,089          24,005            19,627

                Greenspring Fund's Average Annual Total Returns

                 1 Year       3 Years      5 Years    10 Years
                 ------       -------      -------    --------
                  8.69%        10.30%       11,34%     10.30%


Past performance does not guarantee future results. Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, will be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                      GREENSPRING FUND, INCORPORATED
                        PORTFOLIO OF INVESTMENTS
                           DECEMBER 31, 2004


COMMON STOCKS (45.2%)

      Shares                                                  Value
      ------                                                  -----

                Banks - Regional (1.7%)

       6,100    Columbia Bancorp                          $    208,559
      26,190    Provident Bankshares Corporation               952,530
      14,476    SunTrust Banks                               1,069,487
                                                          ------------
                                                             2,230,576
                                                          ------------

                Business and Professional Services (2.6%)

     165,450   *FTI Consulting                               3,486,032
                                                          ------------
                                                             3,486,032
                                                          ------------

                Communication Equipment (1.9%)

     339,870   *Radyne ComStream Inc.                        2,538,829
                                                          ------------
                                                             2,538,829
                                                          ------------

                Computer Storage Devices (1.3%)

      55,000    Imation Corporation                          1,750,650
                                                          ------------
                                                             1,750,650
                                                          ------------

                Construction Services (2.4%)

      44,700   *Emcor Group                                  2,019,546
     185,194   *U.S. Home Systems                            1,138,943
                                                          ------------
                                                             3,158,489
                                                          ------------

                Diversifed Natural Gas (2.4%)

      54,200    Energen Corp.                                3,195,090
                                                          ------------
                                                             3,195,090
                                                          ------------

                Electrical Equipment (0.5%)

       8,700    Emerson Electric Co.                           609,870
                                                          ------------
                                                               609,870
                                                          ------------

                                       9
                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 2004


COMMON STOCKS (CON'T)

      Shares                                                  Value
      ------                                                  -----

                Engineering Services (2.3%)

     155,525   *Michael Baker Corporation                 $  3,048,290
                                                          ------------
                                                             3,048,290
                                                          ------------

                Financial Services (0.8%)

      23,000    CIT Group Inc.                               1,053,860
                                                          ------------
                                                             1,053,860
                                                          ------------

                Healthcare (1.8%)

     165,600   *Nabi Biopharmaceuticals                      2,426,040
                                                          ------------
                                                             2,426,040
                                                          ------------

                Insurance (5.9%)

      11,300    Assurant, Inc.                                 345,215
      25,250   *KMG America Corporation                        277,750
      34,450    PartnerRe, Ltd.                              2,133,833
     209,000   *United National Group Ltd.                   3,891,580
      24,700    W.R. Berkley Corporation                     1,165,099
                                                          ------------
                                                             7,813,477
                                                          ------------

                Insurance - Brokerage (3.4%)

     389,600   *USI Holdings Corp.                           4,507,672
                                                          ------------
                                                            4,507,672
                                                          ------------

                Manufacturing (0.2%)

      13,600    Tredegar Corporation                           274,856
                                                          ------------
                                                               274,856
                                                          ------------
                                      10



                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 2004


COMMON STOCKS (CON'T)

      Shares                                                  Value
      ------                                                  -----

                Multi-Industry (1.4%)

      38,400   *Griffon Corporation                       $  1,036,800
      20,000    Pentair, Inc.                                  871,200
                                                          ------------
                                                             1,908,000
                                                          ------------

                Oil and Gas Exploration/Production (3.4%)

       7,800    Burlington Resources Inc.                      339,300
      11,140    EOG Resources                                  794,950
      96,000    Suncor Energy                                3,398,400
                                                          ------------
                                                             4,532,650
                                                          ------------

                 Oil and Gas Service (1.0%)

     109,300    *Key Energy Services                         1,289,740
                                                          ------------
                                                             1,289,740
                                                          ------------

                 Real Estate (0.9%)

      28,600     Gladstone Commercial Corporation              489,060
       9,300     First Potomac Realty Trust                    212,040
       6,353   !*Nomas Corp.                                       635
      27,500     Urstadt Biddle Properties Inc., Class A       468,875
                                                          ------------
                                                             1,170,610
                                                          ------------

                 Savings Institutions (1.0%)

      30,000     Washington Mutual                           1,268,400
                                                          ------------
                                                             1,268,400
                                                          ------------

                 Solid Waste Services (3.2%)

     313,000    *Allied Waste Industries                     2,904,640
     108,500     Waste Industries USA                        1,345,400
                                                         -------------
                                                             4,250,040
                                                         -------------


                                      11
                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 2004


COMMON STOCKS (CON'T)

      Shares                                                  Value
      ------                                                  -----

                Transportation (4.4%)

      33,200   *Celadon Group                             $    738,700
      28,200   *SCS Transportation                             659,034
     163,500   *Wabash National Corp.                        4,403,055
                                                          ------------
                                                             5,800,789
                                                          ------------

                Utilities - Electric (2.0%)

      49,500    PPL Corporation                              2,637,360
                                                          ------------
                                                             2,637,360
                                                          ------------

                Utilities - Natural Gas (0.7%)

      42,000    NiSource Inc.                                  956,760
                                                          ------------
                                                               956,760
                                                          ------------

                Total Common Stocks (Cost $43,002,209)      59,908,080
                                                          ============


INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.5%)

      57,400    John Hancock Bank & Thrift
                 Opportunity Fund                              619,346
                                                          ------------

                Total Investment in Registered Investment
                 Company (Cost $412,008)                       619,346
                                                          ============



                                      12









                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 2004


PREFERRED STOCK (0.6%)

      Shares/
     Principal
      Amount                                                  Value
      ------                                                  -----

      30,600    Corporate Office Properties Trust 10.25%  $    826,200
                                                          ------------

                Total Preferred Stock  (Cost $844,382)         826,200
                                                          ============

CONVERTIBLE BONDS (49.0%)

                Biotechnology (5.2%)

  $4,058,000    CuraGen Corporation, 6%, 2/2/07              4,047,855
      74,000    Human Genome Sciences, 3.75%, 3/15/07           71,595
   2,821,000    Human Genome Sciences, 5%, 2/1/07            2,815,711
                                                          ------------
                                                             6,935,161
                                                          ------------

                Construction Services (3.9%)

   5,367,000    Quanta Services, 4%, 7/1/07                  5,105,359
                                                          ------------
                                                             5,105,359
                                                          ------------

                Financial Services (6.9%)

   6,186,000    BISYS Group, 4%, 3/15/06                     6,174,401
   2,966,000    E*Trade Financial Corp., 6%, 2/1/07          3,038,296
                                                          ------------
                                                             9,212,697
                                                          ------------

                Manufacturing (3.1%)

   7,628,000    Sanmina Corporation, 0%, 9/12/20             4,097,670
                                                          ------------
                                                             4,097,670
                                                          ------------

                Pharmaceuticals (0.7%)

     425,000    Nektar Therapeutics, 3.5%, 10/17/07            411,719
     453,000    Nektar Therapeutics, 5%, 2/8/07                459,229
                                                          ------------
                                                               870,948
                                                          ------------

                                      13



                     GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 2004


CONVERTIBLE BONDS (CON'T)

     Principal
      Amount                                                  Value
      ------                                                  -----

                Semiconductors (6.2%)

  $5,868,000    Atmel Corp., 0%, 5/23/21                  $  2,688,277
   3,486,000    Brocade Communications, 2%, 1/1/07           3,326,951
   2,038,000    Emulex Corporation, .25%, 12/15/23           1,902,982
     280,000    PMC-Sierra, Inc., 3.75%, 8/15/06               284,375
                                                          ------------
                                                             8,202,585
                                                          ------------

                Semiconductor Equipment (8.9%)

   4,646,000    Amkor Technology, 5.75%, 6/1/06              4,558,887
   5,953,000    Brooks Automation, 4.75%, 6/1/08             5,833,940
   1,419,000    Photronics, Inc., 4.75%, 12/15/06            1,435,851
                                                          ------------
                                                            11,828,678
                                                          ------------

                Software (6.4%)

   1,167,000    Aspen Technology, 5.25%, 6/15/05             1,173,564
     420,000    BEA Systems, Inc., 4%, 12/15/06                423,019
   3,933,000    Mercury Interactive Corp., 4.75%, 7/1/07     3,987,079
   2,827,000    Wind River Systems, 3.75%, 12/15/06          2,830,534
                                                          ------------
                                                             8,414,196
                                                          ------------

                Solid Waste Services (0.9%)

   1,387,000    Allied Waste Industries, 4.25%, 4/15/34      1,226,628
                                                          ------------
                                                             1,226,628
                                                          ------------

                Telecommunications (6.8%)

   5,485,000    Akamai Technologies, 5.5%, 7/1/07            5,587,844
   3,817,000    Ciena Corporation, 3.75%, 2/1/08             3,397,130
                                                          ------------
                                                             8,984,974
                                                          ------------

                Total Convertible Bonds (Cost $63,617,652)  64,878,896
                                                          ============

                                      14





                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                             DECEMBER 31, 2004


SHORT-TERM INVESTMENTS (4.1%)

      Shares                                                  Value
      ------                                                  -----

   5,502,080    Temporary Investment Fund, Inc.           $  5,502,080
                                                          ------------

                Total Short-Term Investments
                 (Cost $5,502,080)                           5,502,080
                                                          ============

                Total Investments (99.4%)
                 (Cost $113,378,331)                       131,734,602

                Other Assets less Liabilities (0.6%)           752,030
                                                          ------------

                Total Net Assets (100%)                   $132,486,632
                                                          ============

*  Non-income producing securities
! Illiquid, valued by the Board of Directors



















  The accompanying notes are an integral part of these financial statements.


                                      15









                      GREENSPRING FUND, INCORPORATED
                   STATEMENT OF ASSETS AND LIABILITIES
                             DECEMBER 31, 2004


ASSETS
  Investments, at market value (Cost $113,378,331)        $131,734,602
  Interest receivable                                          738,417
  Receivable for Fund shares                                   230,510
  Dividends receivable                                          46,265
  Other assets                                                   9,537
                                                          ------------
                                                           132,759,331
                                                          ------------

LIABILITIES
  Due to investment adviser                                     95,279
  Payable for Fund shares                                       92,107
  Accrued expenses                                              85,313
                                                          ------------
                                                               272,699
                                                          ------------

NET ASSETS
  Capital stock, $.01 par value, authorized
   60,000,000 shares, issued and outstanding,
   6,336,745                                              $132,486,632
                                                          ============

NET ASSETS CONSIST OF:
  Capital stock at par value                              $     63,367
  Paid in capital                                          112,432,759
  Undistributed net investment income                           32,829
  Accumulated net realized gains                             1,601,406
  Unrealized appreciation of investments                    18,356,271
                                                          ------------
                                                          $132,486,632
                                                          ============

NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE                                          $      20.91
                                                          ============




  The accompanying notes are an integral part of these financial statements.


                                      16











                     GREENSPRING FUND, INCORPORATED
                         STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 2004


NET INVESTMENT INCOME

Income
  Interest                                                $  3,813,490
  Dividend (net of taxes of $3,720)                            582,152
                                                          ------------
   Total Income                                              4,395,642
                                                          ------------

Expenses
  Investment advisory fees                                     903,010
  Transfer agent fees                                          102,216
  Administrative fees                                           92,666
  Professional fees                                             50,681
  Registration fees                                             35,889
  Reports to shareholders                                       26,880
  Miscellaneous fees                                            24,281
  Custody fees                                                  22,418
  Directors fees                                                17,500
                                                          ------------
   Total Expenses                                            1,275,541
                                                          ------------

   Net Investment Income                                     3,120,101
                                                          ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                           2,611,166
  Capital gain distribution from regulated investment
   company                                                      54,744
  Net change in unrealized appreciation/depreciation
  of investments                                             4,596,801
                                                          ------------
                                                             7,262,711
                                                          ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $ 10,382,812
                                                          ============



  The accompanying notes are an integral part of these financial statements.



                                      17







                      GREENSPRING FUND, INCORPORATED
                    STATEMENTS OF CHANGES IN NET ASSETS


                                           Year Ended     Year Ended
                                           December 31,   December 31,
                                               2004           2003
                                               ----           ----

OPERATIONS:
 Net investment income                     $  3,120,101   $  2,522,694
 Net realized gain from investments           2,611,166      8,198,186
 Capital gain distribution from regulated
  investment company                             54,744          -
 Net change in unrealized appreciation/
  depreciation of investments                 4,596,801      9,884,421
                                           ------------   ------------
                                             10,382,812     20,605,301
                                           ------------   ------------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                       (3,378,779)    (2,903,784)
 Net realized gain on investments            (1,186,604)         -
                                           -------------  -------------
                                             (4,565,383)    (2,903,784)
                                           -------------  -------------

CAPITAL STOCK TRANSACTIONS:
 Sale of shares                              48,385,098     56,144,899
 Distributions reinvested                     4,297,481      2,665,219
 Redemption of shares*                      (35,356,381)   (18,421,198)
                                           -------------  -------------
                                             17,326,198     40,388,920
                                           -------------  -------------

TOTAL INCREASE IN NET ASSETS                 23,143,627     58,090,437

NET ASSETS AT BEGINNING OF PERIOD           109,343,005     51,252,568
                                           -------------  -------------

NET ASSETS AT END OF PERIOD**              $132,486,632   $109,343,005
                                           =============  =============

*Net of redemption fees of $10,318 and $10,788 in 2004 and 2003, respectively.

**Includes (over)/under distributed net investment income of $32,829 and ($180,524) in 2004 and 2003, respectively.


  The accompanying notes are an integral part of these financial statements.

                                      18









                      GREENSPRING FUND, INCORPORATED
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 2004


Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management (the "Adviser") to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days may be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.







                                      19








                      GREENSPRING FUND, INCORPORATED
	           NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                      DECEMBER 31, 2004


Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Redemption fees - The Fund is intended for long-term investors. "Market-timers" who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.

The "first-in, first-out" method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case shareholders will be notified.

The fee does not apply to shares acquired through the reinvestment of dividends or distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory taxable distribution.

Risk of loss arising from indemnifications - In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.



                                      20










                      GREENSPRING FUND, INCORPORATED
	           NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                      DECEMBER 31, 2004


Note 2 - Dividends and Distributions

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 21, 2004, the Board of Directors declared an income dividend of $.30 per share and a long-term capital gain distribution of $.099661 per share payable on July 22, 2004 to shareholders of record on July 20, 2004. Additionally, on December 15, 2004, the Board of Directors declared an income dividend of $.255 per share and a long-term capital gain distribution of $.095 per share payable on December 16, 2004 to shareholders of record on December 14, 2004. Also, on December 31, 2004, the Board of Directors declared a long-term capital gain distribution of $.15 per share payable on January 4, 2005 to shareholders of record on December 31, 2004.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

Note 3 - Purchases and Sales of Investments

For the year ended December 31, 2004, purchases and sales of investments, other than short-term investments, aggregated $67,195,566 and $39,757,340, respectively.

Note 4 - Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.


                                      21










                      GREENSPRING FUND, INCORPORATED
	           NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            DECEMBER 31, 2004


Note 4 - Federal Income Taxes (Con't)

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. For tax purposes, net assets at December 31, 2004 consist of:

Unrealized appreciation                                        $ 19,447,802
Unrealized depreciation                                          (1,091,531)
                                                               -------------
 Net unrealized appreciation                                     18,356,271
Undistributed ordinary income                                        32,829
Accumulated long-term capital gains                               1,601,406
Paid-in capital and capital stock                               112,496,126
                                                               -------------
 Net assets                                                    $132,486,632
                                                               =============

Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. For the year ended December 31, 2004, the Fund increased undistributed net investment income by $472,031 and decreased accumulated net realized gains by $472,031. This reclassification has no effect on the net assets or net asset value per share.

For tax purposes, distributions from the Fund during the year ended December 31, 2004 were classified as follows:

Ordinary income                                                $  3,378,779
Long-term capital gains                                           1,186,604
Return of capital                                                     -
                                                               ------------
 Total distributions                                           $  4,565,383
                                                               ============

Tax cost basis of securities:                                  $113,378,331
                                                               ============

Unaudited - For taxable non-corporate shareholders, the distributed income representing qualified dividend income subject to the 15% rate category as of December 31, 2004 is 12.56%.




                                      22











                      GREENSPRING FUND, INCORPORATED
	           NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            DECEMBER 31, 2004


Note 5 - Transactions with Related Parties

Corbyn Investment Management serves as the Fund's investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At December 31, 2004, investment advisory fees payable amounted to $83,379.

Corbyn also serves as the Fund's administrator. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.10% of average daily net assets up to $50 million, 0.075% of average daily net assets between $50 million and $200 million and 0.05% of average daily net assets in excess of $200 million, which is computed daily and paid monthly. At December 31, 2004, administrative fees payable amounted to $11,900.

As of December 31, 2004, investors for whom Corbyn Investment Management was investment adviser held 643,153 shares of the Fund's common stock.

Note 6 - Capital Stock Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

                                              For the Year     For the Year
                                                 Ended            Ended
                                                12/31/04         12/31/03
                                                --------         --------

Sale of shares                                  2,390,115        3,135,756
Distributions reinvested                          212,946          142,432
Redemption of shares                           (1,743,851)      (1,065,597)
                                               -----------      -----------
 Net increase of shares outstanding               859,210        2,212,591
Shares outstanding - Beginning of year          5,477,535        3,264,944
                                               -----------      -----------
Shares outstanding - End of year                6,336,745        5,477,535
                                               ===========      ===========




                                      23











                      GREENSPRING FUND, INCORPORATED
	           NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            DECEMBER 31, 2004


Note 7 - Change in Auditors

On October 29, 2004, PricewaterhouseCoopers LLP ("PwC") resigned as the independent auditor for the Greenspring Fund (the "Fund"). On October 29, 2004, the Fund retained Tait, Weller and Baker ("Tait") as the independent auditor for the Fund. The retention of Tait as the independent auditor of the Fund has been approved by the Fund's Audit Committee and Board of Directors.

The reports of PwC on the financial statements of the Fund for the fiscal years prior to October 29, 2004 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the periods prior to October 29, 2004, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.


























                                         24









                         GREENSPRING FUND, INCORPORATED
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)






                                         12/31/04    12/31/03   12/31/02  12/31/01  12/31/00
                                         --------    --------   --------  --------  --------
Net Asset Value,
 Beginning of Period                      $19.96      $15.70     $17.74    $16.98    $15.41
                                          ------      ------     ------    ------    ------
Income From Investment Operations
Net Investment Income                       0.52        0.53       0.88      0.93      0.85
Net Realized and Unrealized
 Gain/(Loss) on Investments                 1.18        4.34      (1.98)     0.79      1.51
                                          ------       ------    -------    ------    ------
Total From Investment Operations            1.70        4.87      (1.10)     1.72      2.36
                                          ------       ------    -------    ------    ------
Less Distributions
Net Investment Income                     ( 0.56)     ( 0.61)     (0.94)    (0.96)    (0.79)
Net Realized Gain on Investments          ( 0.19)     (  -  )     ( -  )    ( -  )    (  - )
                                          -------     -------    -------   -------    ------
Total Distributions			      ( 0.75)     ( 0.61)     (0.94)    (0.96)    (0.79)
                                          -------     -------    -------   -------    ------
Net Asset Value,
 End of Period                             $20.91     $19.96      $15.70   $17.74    $16.98
                                           ======     ======     =======   ======    ======
Total Return                                8.69%     31.34%     (5.99%)   10.23%    15.64%
                                           ======     ======     =======   ======    ======
Ratios/Supplemental Data
------------------------
Net Assets,
 End of Period (000's)                    $132,487   $109,343    $51,253   $50,692   $46,717
                                          ========   ========    =======   =======   =======
Ratio of Expenses to
 Average Net Assets                         1.06%      1.14%       1.19%    1.19%     1.24%
                                           ======     =======    =======   =======    =====
Ratio of Net Investment
 Income to Average Net Assets               2.60%      3.44%       5.33%    5.04%     4.83%
                                           ======     =======    =======   =======   =======
Portfolio Turnover                         35.21%     102.43%     78.58%   89.41%    100.78%
                                           ======     =======    =======   =======   =======



                                       25









































                  REPORT OF INDEPENDENT REGISTERED
                       PUBLIC ACCOUNTING FIRM



Board of Directors and Shareholders
Greenspring Fund, Incorporated
Lutherville, Maryland


We have audited the accompanying statement of assets and liabilities of Greenspring Fund, Incorporated ("Fund"), including the portfolio of investments, as of December 31, 2004, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements
and financial highlights based on our audit.   The statement of changes
in net assets for the year ended December 31, 2003, and the financial highlights for each of the four years in the period ended December 31, 2003 were audited by other auditors whose report dated January 21, 2004 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public
Company Accounting Oversight Board (United States).   Those standards
require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free
of material misstatement.   An audit includes examining, on a test basis,
evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                    TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 12, 2005





                                      26







           Basic Information About Fund Directors and Officers
                              (Unaudited)

The Board of Directors supervises the management of the Fund. The following list summarizes information on the Directors and Officers of the Fund for the past five years. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093. The Fund's Statement of Additional Information contains additional information about Fund directors and is available, without charge, upon request, by calling the Fund at (800)366-3863 or by e-mailing the Fund at greenspring@greenspringfund.com.


                               Position Held              Term of Office and             Principal Occupation(s)         Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years     Directorships
---------------------          -------------             ---------------------         --------------------------     -------------

                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                           Term of Officer
                                                           ---------------
                                                               One year


Interested Directors
and Officers
------------
Charles vK. Carlson         President                 From March 1993 to present.      President and Director of          None
Date of Birth 11/30/59      Chairman of the Board     From January 1994 to present.    the Fund's Adviser.
                            Chief Executive Officer   From February 1994 to present.

William E. Carlson          Director                  From February 1994 to present.   President of Shapiro               None
Date of Birth 7/23/57                                                                  Sher Guinot & Sandler
                                                                                       (a law firm) from
                                                                                       February 1999 to
                                                                                       present. Partner
                                                                                       of Shapiro Sher Guinot
                                                                                       & Sandler from February
                                                                                       1990 to present.

Michael J. Fusting           Sr. Vice President       From May 1998 to present.        Managing Director of the           None
Date of Birth 1/12/61        Chief Financial Officer  From February 1994 to present.   Fund's Adviser.
                             Director                 From March 1992 to present.

Michael T. Godack            Sr. Vice President       From March 1991 to present.      Managing Director of the           None
Date of Birth 1/24/54        Director                 From May 1998 to present.        Fund's Adviser.
                                                      From October 1982 to present.

Richard Hynson, Jr.          Director                 From March 1985 to present.      Sr. Vice President and             None
Date of Birth 2/16/44                                                                  Managing Director of the
                                                                                       Fund's Adviser.


                                      27
                               Position Held              Term of Office and             Principal Occupation(s)        Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years    Directorships
---------------------          -------------             ---------------------         --------------------------    -------------
                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                            Term of Officer
                                                            ---------------
                                                                One year


Disinterested Directors
-----------------------
David T. Fu                    Director                  From May 1990 to present.     Managing Director of               None
Date of Birth 6/2/56                                                                   Galway Partners L.L.C.
                                                                                       (a merchant bank) from
                                                                                       May 2001 to present.
                                                                                       President of Telecom
                                                                                       Practice (provides
                                                                                       information technology
                                                                                       services to the
                                                                                       telecommunications
                                                                                       industry and is a
                                                                                       subsidiary of Iconixx
                                                                                       Corp.) from November
                                                                                       2000 to May 2001.  Vice
                                                                                       President of Business
                                                                                       Development of Iconixx
                                                                                       Corp. (a web strategy,
                                                                                       design and development
                                                                                       firm)(formerly known as
                                                                                       Empyrean Group, a
                                                                                       consolidator of
                                                                                       information technology
                                                                                       service companies) from
                                                                                       November 1998 to
                                                                                       November 2000.

Sean T. Furlong                Director                  From March 2003 to present.   Director of Finance and
Date of Birth 11/2/65                                                                  Administration at the
                                                                                       Gilman School from June
                                                                                       2003 to present.  Director
                                                                                       of Strategic Planning of
                                                                                       Newell-Rubbermaid
                                                                                       (marketer of consumer products)
                                                                                       from August 2002 to May 2003.
                                                                                       Division Controller of Cisco
                                                                                       Systems (networking for the
                                                                                       Internet) from August 2000
                                                                                       to August 2002.
                                         28
                                Position Held          Term of Office and             Principal Occupation(s)           Other
Name, Address and Age           with the Fund         Length of Time Served          During the Past Five Years     Directorships
---------------------           -------------         ---------------------          --------------------------     -------------
                                                         Term of Director
                                                         ----------------
                                                         Until next Annual
                                                         Meeting of
                                                         Stockholders and
                                                         thereafter until a
                                                         successor is elected.

                                                          Term of Officer
                                                          ---------------
                                                              One year


Disinterested Directors
-----------------------
Sean T. Furlong (con't)                                                                   Various Controllers
                                                                                          positions of Black and
                                                                                          Decker Corporation
                                                                                          (global manufacturer)
                                                                                          from December 1997 to
                                                                                          July 2000.

Michael P. O'Boyle               Director                  From July 2000 to present.     Chief Financial Officer         None
Date of Birth 5/20/56                                                                     of The Cleveland Clinic
                                                                                          Foundation (provides
                                                                                          patient care within a
                                                                                          setting of education and
                                                                                          research) from October
                                                                                          2001 to present.
                                                                                          Executive Vice President
                                                                                          and Chief Financial
                                                                                          Officer of MedStar
                                                                                          Health (a non-profit,
                                                                                          community-based health
                                                                                          care organization serving
                                                                                          the Baltimore-
                                                                                          Washington region) from
                                                                                          April 1999 to October
                                                                                          2001.

Officers
--------
Elizabeth Agresta Swam           Secretary and Treasurer   From May 1998 to present.      Employee of the Fund's          None
Date of Birth 5/13/67            Chief Compliance Officer  From July 2004 to present.     Adviser from May 1998 to
                                                                                          present.











                                      29






























                            GREENSPRING FUND, INCORPORATED
                             PERFORMANCE SINCE INCEPTION

                                        (CHART)

                                 7/1/83        $10,000
                               12/31/83         11,223
                               12/31/84         12,692
                               12/31/85         15,238
                               12/31/86         17,668
                               12/31/87         19,304
                               12/31/88         22,389
                               12/31/89         24,762
                               12/31/90         23,149
                               12/31/91         27,626
                               12/31/92         32,190
                               12/31/93         36,906
                               12/31/94         37,952
                               12/31/95         45,082
                               12/31/96         55,291
                               12/31/97         68,532
                               12/31/98         57,585
                               12/31/99         59,108
                               12/31/00         68,354
                               12/31/01         75,345
                               12/31/02         70,835
                               12/31/03         93,036
                               12/31/04        101,120

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, three, five and ten year periods ended December 31, 2004 were 8.69%, 10.30%, 11.34% and 10.30%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.










                                      30





























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                                             32






























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                                             33
















                         Greenspring Fund, Incorporated
                         2330 West Joppa Road, Suite 110
                              Lutherville, MD 21093
                                  (410) 823-5353
                                  (800) 366-3863
                             www.greenspringfund.com

The Fund's proxy voting policies and procedures, as well as its proxy voting record for the most recent 12 months ended June 30, 2004, are available without charge, upon request, by contacting the Fund at
(800) 366-3863 or greenspring@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund's proxy voting record is also available on the Commission's website at http://www.sec.gov. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commissions website may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330.The Fund's first and third quarter reports are available on its website at www.greenspringfund.com.


                                    DIRECTORS
                         Charles vK. Carlson, Chairman
                               William E. Carlson
                                   David T. Fu
                                 Sean T. Furlong
                               Michael J. Fusting
                               Michael T. Godack
                               Richard Hynson, Jr.
                               Michael P. O'Boyle

                                    OFFICERS
                               Charles vK. Carlson
                     President and Chief Executive Officer

                                Michael T. Godack
                                Sr. Vice President

                                Michael J. Fusting
                              Sr. Vice President and
                              Chief Financial Officer

                              Elizabeth Agresta Swam
                             Chief Compliance Officer
                             Secretary and Treasurer

                                INVESTMENT ADVISER
                         Corbyn Investment Management, Inc.
                          2330 West Joppa Road, Suite 108
                            Lutherville, MD 21093-7207

                                  TRANSFER AGENT
                                     PFPC Inc.
                                   760 Moore Rd.
                             King of Prussia, PA 19406
                                  (800) 576-7498

                                   ADMINISTRATOR
                         Corbyn Investment Management, Inc.
                          2330 West Joppa Road, Suite 108
                            Lutherville, MD 21093-7207

                                     CUSTODIAN
                                 PFPC Trust Company
                                 8800 Tinicum Blvd.
                                Third Floor, Suite 200
                                Philadelphia, PA 19153

                               INDEPENDENT REGISTERED
                               PUBLIC ACCOUNTING FIRM
                               Tait, Weller and Baker
                           1818 Market Street, Suite 2400
                               Philadelphia, PA 19103

                                    LEGAL COUNSEL
                             Kirkpatrick & Lockhart LLP
                           1800 Massachusetts Avenue, N.W.
                              Washington, DC 20036-1800


Item 2.  Code of Ethics.

(a) At December 31, 2004, the Fund has a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
	(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
	(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
	(3) Compliance with applicable governmental laws, rules, and regulations;
	(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
	(5) Accountability of adherence to the code.

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f) A copy of the Fund's Code of Ethics is attached as an exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Fund's Board of Directors has designated Sean T. Furlong, an independent director, as the Fund's audit committee financial expert. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Directors.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund's annual financial statements were $17,000 and $18,500 for 2004 and 2003, respectively.

(b) Not applicable.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,500 and $4,500 for 2004 and 2003, respectively. These services are in connection with income and excise tax returns for the Fund.

(d) Not applicable.

(e)(1) Pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the Fund or its adviser to render audit or non-audit services, the engagement is approved by the Fund's audit committee.

   (2) 100% of the services described in paragraph (a) and (c) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Investments in unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management
         Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Fund's principal executive and principal financial officers have evaluated the Fund's disclosure controls and procedures within 90 days of this filing and have concluded that the Fund's disclosure controls and procedures were effective, as of this date, in ensuring that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) The Fund's principal exective and principal financial officers are aware of no changes in the Fund's internal control over finanical reporting that occurred during the Fund's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics

(a)(2) A separate certification for each principal executive and principal financial officer of the Fund as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

                            Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Greenspring Fund, Incorporated

By: /s/Charles vK. Carlson
    ----------------------------
    Charles vK. Carlson
    Principal Executive Officer
    February 17, 2005

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

Greenspring Fund, Incorporated

By: /s/Charles vK. Carlson
    ----------------------------
    Charles vK. Carlson
    Principal Executive Officer
    February 17, 2005

By: /s/ Michael J. Fusting
    ----------------------------
    Michael J. Fusting
    Chief Financial Officer
    February 17, 2005